UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

WideOpenWest, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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◻ Fee paid previously with preliminary materials
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V40664-P05742 WIDEOPENWEST, INC. 2024 Annual Meeting Vote by May 8, 2024 11:59 PM ET You invested in WIDEOPENWEST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 9, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 9, 2024 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/WOW2024 WIDEOPENWEST, INC. 7887 EAST BELLEVIEW AVENUE SUITE 1000 ENGLEWOOD, CO 80111

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V40665-P05742 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Teresa Elder For 1b. Jeffrey Marcus For 1c. Phil Seskin For 2. Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2024. For 3. Approve, by non-binding advisory vote, the Company’s executive compensation. For 4. An advisory (non-binding) vote on the frequency of future advisory votes on executive compensation. 1 Year 5. Approve an amendment to the WideOpenWest, Inc.’s 2017 Omnibus Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.